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                                                                   EXHIBIT 10.13


                  SCHEDULE OF SUBSTANTIALLY IDENTICAL DOCUMENTS


         The following fifteen persons have entered into agreements with the Company that are substantially identical to the Indemnification Agreement included as Exhibit 10.12 and that differ only in the name of the person and the date of the agreement.


                         Name                      Date of Agreement
                         ----                      -----------------
                  Raymond E. Cartledge               May 22, 1995
                  Charles E. Corpening               May 22, 1995
                  Daniel Goehler                     February 3, 1997
                  Parry D. Katsafanas                October 28, 1996
                  John R. Kennedy                    November 10, 1994
                  Robert D. Kennedy                  February 9, 2000
                  David J. Klima                     October 28, 1996
                  Thomas F. McWilliams               November 10, 1994
                  Robert J. Moore                    December 8, 1997
                  James K. Palmour                   January 20, 1997
                  Peter H. Santoro                   February 10, 1998
                  Michael T. Segraves                October 28, 1996
                  William A. Spanos                  October 28, 1996
                  John H. Steadman                   October 12, 1999
                  William R. Toller                  October 29, 1996